UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2020

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33100	43-2109021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio		43659
(Address of Principal Executive Offices)		(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2020, Owens Corning (the “Company”) announced that it will appoint Kenneth S. Parks, age 57, as Senior Vice President and Chief Financial Officer (“CFO”) of the Company, effective September 8, 2020 (the “Effective Date”), replacing Prith Gandhi, who is serving as Interim CFO. Mr. Gandhi will remain with the Company and return to his role as the Company’s Vice President of Corporate Strategy, Corporate Development, and Financial Planning on the Effective Date, at which time he will no longer be deemed an executive officer of the Company.

Mr. Parks has served as the CFO of Mylan N.V., a global pharmaceutical company (from June 2016 to present) and as the CFO of WESCO International, Inc., a multinational provider of electrical, industrial and communications products (from June 2012 to June 2016). Prior to WESCO, Mr. Parks spent the majority of his career at United Technologies Corporation in a variety of U.S. and international finance roles. During that time, he led Investor Relations, was CFO of its Fire and Security division, and held multiple financial leadership roles at its Carrier Corporation division, including working four years in Europe.

In connection with his appointment as CFO, Mr. Park’s base salary will be set at $700,000 per year, and his target annual incentive opportunity will be set at 75% of base salary. Mr. Parks will also receive an appointment grant of $1 million in Restricted Stock Units and $1 million in Performance Stock Units, each using the Effective Date as the Grant Date.

The Company will report any additional long-term or stock-based compensation for Mr. Parks after determination by the Compensation Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

August 6, 2020	By:	/s/ Ava Harter
Ava Harter Senior Vice President, General Counsel and Secretary